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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                              FORM 8-K -- CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934

          Date of Report (Date of earliest event reported) January 30, 1995


                 INTERNATIONAL RESEARCH AND DEVELOPMENT CORPORATION (Exact Name of Registrant as Specified in Charter)


               Delaware                0-7059                38-1688261
          (State of other          Commission File      (I.R.S. Employer
          jurisdiction of               Number          Identification No.)
          incorporation or
          organization)


          500 North Main Street, Mattawan Michigan               49071
          (Address of principal executive offices)            (Zip Code)


                                   (616) 668-3336
                  Registrant's telephone number, including area code


                                   Not Applicable
               (Former name, former address and former fiscal year,
                if changed since last report.)



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          Item 5.  Other Events.

               On January 30, 1995, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

          Item 7.  Financial Statements and Exhibits.

               (c)  Exhibits

          Exhibit Number                Description

                99.1                 Press release dated January 30,
                                     1995 issued by the registrant


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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTERNATIONAL RESEARCH AND
                                        DEVELOPMENT CORPORATION
                                        (Registrant)


          Date:  February 1, 1995       /s/ Francis X. Wazeter, Ph.D.
                                        _____________________________
                                        Francis X. Wazeter, Ph.D.
                                        Chairman of the Board and
                                          President